                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                ----------------

         Date of report (Date of earliest event reported): June 27, 2003

                            COLE NATIONAL GROUP, INC.
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

                    Delaware                               33-66342                          34-1744334
 ----------------------------------------------   --------------------------     ---------------------------------
 (State or Other Jurisdiction of Incorporation)    (Commission File Number)      (IRS Employer Identification No.)



                       5915 Landerbrook Drive
                       Mayfield Heights, Ohio                               44124
                       -----------------------                              -----
              (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (440) 449-4100
                                                           --------------



                                       N/A
 -------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

       On June 27, 2003, Cole National Corporation, the parent corporation of Cole National Group, Inc. (the "Company"), issued a press release, announcing that it has amended, restated and extended its Credit Agreement with its bank lenders. The complete press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

       (a)      Not applicable.

       (b)      Not applicable.

       (c)      Exhibits.

       99.1     Press release of Cole National Corporation, dated June 27, 2003



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


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    COLE NATIONAL GROUP, INC.


                                    By:   /s/ Lawrence E. Hyatt
                                          -------------------------------------
                                          Name:   Lawrence E. Hyatt
                                          Title:  Executive Vice President and
                                                  Chief Financial Officer



Dated:  June 27, 2003

                                  EXHIBIT INDEX

Exhibit
Number        Description

99.1          Press release of Cole National Corporation, dated June 27, 2003




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